EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of April 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Alternative Loan Trust 2006-A2 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH Mortgage Corporation, as the servicer (in such capacity, the “Servicer”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller have entered into a certain Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and PHH Mortgage Corporation has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Sellers hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Sellers hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and the Sellers shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Sellers, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 12.07 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Sellers or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Each Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below) (or, with respect to the representations and warranties specifically mentioned in Section 3.05 of the Agreement, as of the applicable Funding Date (as defined in the Agreement)), the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust (other than those representations and warranties specifically excepted pursuant to Section 3.05 of the Agreement), and by this reference incorporates such representations and warranties herein, as of such Closing Date.  In addition, each Seller hereby represents and warrants that (i) each Specified Mortgage Loan sold by it under the Agreement is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code and (ii) each Specified Mortgage Loan sold by it under the Agreement that is a Cooperative Loan is secured by stock in a “cooperative housing corporation” within the meaning of Section 216(b) of the Code.

4.

The Servicer hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-A2 and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to:  J.P. Morgan Alternative Loan Trust 2006-A2,

        Distribution Account Number:  50911400

The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPALT 2006-A2

Telecopier: (410) 715-2380

5.

Establishment of Collection Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Alternative Loan Trust 2006-A2, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendments to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

With respect to the Specified Mortgage Loans, “Permitted Investments” shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

(b)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that the Servicer’s aggregate obligations under Section 5.04, clause (4)(ii) of the Agreement, with respect to a Mortgage Pool (as defined in the Pooling and Servicing Agreement) for any month shall be limited to the total amount of Servicing Fees actually received for the Specified Mortgage Loans in such Mortgage Pool by the Servicer during such month.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreement to be made to JPMorgan Acquisition, the Depositor, the Trustee, PHH, Bishop’s Gate and the Servicer shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Alternative Loan Trust 2006-A2

In the case of the Trustee:

U.S. Bank National Association

209 South LaSalle Street, 3rd Floor

Chicago, Illinois, 60604-1219
Attention: J.P. Morgan Alternative Loan Trust 2006-A2

In the case of PHH:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

In the case of Bishop’s Gate:

c/o Cendant Mortgage Corporation, as Administrator

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

In the case of the Servicer:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: /s/ Rosa Hyun

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

Name: Rosa Hyun

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Alternative Loan Trust 2006-A2

By: /s/ Melissa Rosal

Name: Melissa Rosal

Title: Vice President

PHH MORTGAGE CORPORATION

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

PHH MORTGAGE CORPORATION, as Servicer

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Darron Woodus

                                                                                                  Name:  Darron Woodus

      Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[On File]